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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios
Alger Large Cap Growth Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1. Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Large Cap Growth Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2017 (UNAUDITED)

Table of Contents

ALGER LARGE CAP GROWTH PORTFOLIO

Shareholders’ Letter	1
Fund Highlights	7
Portfolio Summary	8
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Additional Information	33

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Shareholders' Letter June 30, 2017

Dear Shareholders,

Economic Strength Sustains Bull Market
The strong bull market continued during the six-month period ended June 30, 2017, and the S&P 500 Index generated a 9.34% return. Large cap growth stocks, broadly speaking, outperformed with the Russell 1000 Growth Index producing a 14.00% gain. The strength of growth stocks extended across mid- and small-cap equities. Emerging markets were also strong during the period with the MSCI Emerging Markets Index generating an 18.60% gain that substantially outperformed the 11.01% return of developed markets as measured by the MSCI World Index.

We maintain that expectations for strengthening economic growth worldwide and improving corporate earnings have been the primary drivers of equity performance. We also believe that ongoing innovation, including medical breakthroughs and internet-based technology, is supporting equities.

Yet, some commentators have attributed equity gains, especially those occurring during the first few months of this year, to the U.S. presidential election and anticipation of pro-growth policies from Washington. Others have said it has been momentum trading. If it were either of those factors, in our opinion, temporary market declines resulting from concerns over
Washington’s ability to pass meaningful legislation would have been more severe. The unsuccessful early attempts by the House of Representatives to pass health care reform, for example, resulted in a small S&P 500 decline of approximately 2.17% in March. In the middle of May, furthermore, the index dropped only 1.84% in response to allegations that
President Donald Trump had previously tried to influence an FBI investigation.

In regard to economic factors, consider the following:

• During the reporting period, the U.S. Consumer Confidence Index climbed from 111.6 to 117.3. Business confidence has also risen.
• Wage growth is continuing with a 3.2% year-over-year increase in June.
• Corporate profits, meanwhile, are strengthening. At the end of the reporting period, Wall Street analysts expected second-quarter S&P 500 earnings per share (EPS) to increase at a high single-digit rate year over year. It would be the fifth consecutive quarter of earnings growth.
• The Conference Board’s Leading Economic Index has been climbing in a fairly steady manner since 2009 and hit a record high of 127.8 in June.

Economic Growth Extends Beyond U.S.
Investor sentiment has also been supported by expectations for improving economic growth globally. Indeed, 2017 may be the first time since 2010 that all G-20 countries simultaneously experience economic growth and help strengthen corporate fundamentals. In the U.S., this helped support investor sentiment for multinational corporations. The encouraging outlook also helped extend the equity rally beyond the U.S. as illustrated by the strong 18.60% return of the MSCI Emerging Markets Index. Earnings for corporations in both developed and emerging markets during the reporting period continued to strengthen while Purchasing

Managers’ Index readings in Europe and China were also encouraging. A perception that geopolitical risks were moderating also supported investors’ outlook. It appears that some investors were relieved to see Emmanuel Macron and his newly formed pro-European centrist party, En Marche, win the French presidential and legislative elections.

Our view has consistently been that the economic recovery would be longer and stronger than expected, but also slower in pace due to the severity and nature of the 2008/2009 bear market and recession. While these improving economic conditions are likely to make the
Federal Reserve more aggressive in its tightening, we don’t believe that monetary policy changes will derail the expansion. We note that the U.S. does not typically enter into a recession until about three years after material Fed tightening, which we maintain is just starting now. Rising equity valuations concern some investors, but growth sectors such as
Information Technology and Health Care within the S&P 500 are trading at discounts to their 20-year median price-to-earnings (P/E) ratios. It is also reasonable to argue that with extremely low interest rates, equity multiples should be higher than their current levels.

Skepticism Versus Euphoria
At Alger, we believe bull markets begin in despair and end in euphoria. Based on our observations, we don’t believe euphoria for equities currently exists. For the first six months of this year, bond exchange traded funds and mutual funds experienced approximately $200 billion in inflows, compared to only $34 billion for equity products. At the same time, it’s not unusual to hear commentators claim that a correction is likely, despite strong corporate fundamentals and global economic growth.

One asset class where we continue to see euphoria, however, is fixed income. Investors’
craving for fixed income exists despite the expensive valuations of bonds, in our view.
Treasury bond yields are normally tightly linked to nominal GDP growth (both averaged
6.5% over the past 50 years), but current 10-year yields are more than two percentage points below next year’s estimated nominal GDP growth rate. Keep in mind that a one percentage point increase in interest rates should theoretically cause an 8% decline in the price of a 10-year bond. A historically wide disparity, meanwhile, exists between equity and bond valuations. When considering the wide disparity, two scenarios are possible: fixed income yields will rise and bond returns will be very disappointing or equity yields will fall (i.e.
P/E ratios will rise) and stock returns will be strong. Under both scenarios, equities would outperform.

A rotation from bonds and bond-like stocks to equities would also have implications for active investing. Over the past few years, investors have favored bond-like equities (including those with weak fundamentals) as an alternative to low-yielding fixed income securities. This behavior previously weighed on active managers who focus on identifying strong businesses rather than pursuing dividend quality. The fact is that rising interest rates have typically been associated with active investing outperforming passive and we believe that may be the case going forward. We are optimistic that we have seen the cyclical lows in interest rates and active investing as investors are increasingly focusing on corporate fundamentals rather than dividend yields. Indeed, during the first six months of this year, 54% of active large-cap managers beat their benchmarks, which was the strongest showing since 2009, according to the Bank of America.

Navigating the Ship Forward
While we think that the economic expansion can continue, we believe that a good captain does not simply look at calm waters and expect smooth sailing; rather, it is prudent to be prepared for all weather conditions. As bottom-up fundamental growth investors, we concentrate on building a boat or investment portfolio that we believe can sail through whatever conditions are ahead. Instead of changing course based on which way economic winds are blowing (e.g. rotating to cyclical stocks when the economy is strong or to defensive stocks when it appears to be weakening), we focus on finding companies that can take market share and grow in both good and bad times.

The best risk management we know of is to understand our companies as well or better than anyone else, feel confident in their growth under multiple scenarios, and let the strength of their management teams and competitive advantages create value for our clients. Our research and experience shows that there are always areas of the economy that are growing, irrespective of where we are in market or economic cycles. For example, during the Global
Financial Crisis that occurred from the second quarter of 2008 until the second quarter of
2011, U.S. GDP was somewhat flat, but U.S. internet advertising and e-commerce grew over
30%. Companies that exploited that growth generated strong returns.

Innovation is Strong
We see many areas that seem poised to grow regardless of economic conditions. They range from established growth industries such as cloud computing and the mobile internet to emerging technologies such as artificial intelligence (AI).

We believe the following factors will support rapid growth of AI:

• Hardware improvements.
• Algorithm development.
• Storage efficiency.

Those factors are driving a revolution in what computers and robots can do including how they interact with us. It has long been established that technology is increasing at an ever faster rate, as popularized by Moore’s Law, but recent advances in the fundamentals that drive AI are simply astounding. For example, CPU deep learning performance has increased by 65 times in four years. These types of technological leaps are allowing computers to actually learn on their own—an AI program named Libratus, developed at Carnegie Mellon, recently beat some of the world’s best poker players. The truly incredible thing is not that
Libratus won, but that it taught itself and developed its own strategy.

AI will change many industries. In health care, doctors struggle to keep up with technology given the thousands of medical studies that are published each day. Yet, in one experiment, not only did IBM’s AI supercomputer, Watson, recommend the same treatments for cancer patients as oncologists 99% of the time, but incredibly it also found additional treatment options that physicians had not identified in 30% of the cases, potentially giving patients new hope. In transportation, cars are learning to drive themselves much more safely with Google, for instance, achieving an error rate of 2 per 10,000 miles driven in 2016, a huge 75% drop from the previous year. Some AI applications are already in use. It is estimated that 35%
of Amazon’s current sales are generated with its AI-curated personal recommendations.

According to a UBS survey, nearly 90% of large U.S. companies have a cognitive computing project underway and 20% expect machine learning to have a business impact within a year.

Conclusion
Finding areas of growth and companies that we believe will benefit from growth opportunities, no matter what the environment, is our passion and expertise. Regardless of economic conditions, we believe our time-tested philosophy of focusing on Positive
Dynamic Change has strong potential for producing attractive results for our clients and partners.

Portfolio Matters
The Alger Large Cap Growth Portfolio returned 16.04% for the fiscal six-month period ended June 30, 2017, compared to the 14.00% return of its benchmark, the Russell 1000
Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Financials and the largest underweight was Consumer Staples. Information Technology and Health Care were among sectors that provided the greatest contributions to relative performance while Industrials and Consumer
Discretionary were among sectors that detracted from results.

Apple, Inc.; Facebook, Inc., Cl. A; Amazon.com, Inc.; Medidata Solutions, Inc.; and
MarketAxess Holdings, Inc. were among the top contributors to performance. Apple is well known for its iPhone products and other technology. Its stock performed strongly during the first three months of 2017 in response to the company announcing that the number of users of its iOS operating system grew at a double-digit rate. Investor enthusiasm over the
iPhone 8 handset also supported performance of Apple stock.

Conversely, WisdomTree Investments, Inc.; HD Supply Holdings, Inc.; Halliburton
Company; Alexion Pharmaceuticals, Inc.; and Ralph Lauren Corp., Cl. A were among the top detractors from results. HD Supply Holdings is an industrial distributor in North
America. We believe shareholders appreciate the company’s significant exposure to building supply and construction materials markets. Investors started the year with enthusiasm about the potential for the company to be a direct beneficiary of President Trump’s proposals to provide infrastructure-oriented fiscal spending and to lower corporate taxes. However, implementation of that legislative agenda looks challenging, which hurt the performance of
HD Supply shares.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Large Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by an effective prospectus for the Portfolios. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the
Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the six-month fiscal period.

A Word About Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• The S&P 500 Index is an index of large company stocks considered repre-
sentative of the U.S. stock market.
• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
• The U.S.  Consumer Confidence  Index is an indicator designed to mea-
sure consumer confidence, which is defined as the degree of optimism about the economy that consumers are expressing through savings and spending.
• The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets coun-
tries.
• MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.

ALGER LARGE CAP GROWTH PORTFOLIO
Fund Highlights Through June 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap
Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2017. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell
1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio
Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	1/6/1989
Class I-2 (Inception 1/6/89)	23.22%	12.90%	6.54%	10.49%
Class S (Inception 5/1/02)(i)	22.77%	12.47%	6.16%	10.19%
Russell 1000 Growth Index	20.42%	15.30%	8.91%	10.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
June 30, 2017 (Unaudited)

Alger Large Cap Growth
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	17.2%
Consumer Staples	1.9
Energy	1.1
Financials	9.3
Health Care	20.7
Industrials	3.0
Information Technology	42.6
Materials	1.4
Real Estate	1.3
Telecommunication Services	0.4
Total Equity Securities	98.9
Corporate Bonds	0.0
Short-Term Investments and Net Other Assets	1.1
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS | ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2017 (Unaudited)

COMMON STOCKS—96.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
General Dynamics Corp.	19,506	$3,864,139
APPLICATION SOFTWARE—6.3%
Adobe Systems, Inc. *	18,457	2,610,558
Autodesk, Inc. *	24,493	2,469,384
Blackbaud, Inc.	28,148	2,413,691
Guidewire Software, Inc. *	37,475	2,574,907
PTC, Inc. *	49,830	2,746,630
salesforce. com, Inc. *	12,061	1,044,483
Tyler Technologies, Inc. *	14,736	2,588,673
		16,448,326
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
WisdomTree Investments, Inc.	241,860	2,459,716
AUTO PARTS & EQUIPMENT—1.0%
WABCO Holdings, Inc. *	20,669	2,635,504
AUTOMOBILE MANUFACTURERS—2.4%
Tesla, Inc. *	17,545	6,344,447
BIOTECHNOLOGY—6.6%
Alexion Pharmaceuticals, Inc. *	10,515	1,279,360
Celgene Corp. *	14,564	1,891,427
Clovis Oncology, Inc. *	22,095	2,068,755
Exact Sciences Corp. *	95,082	3,363,050
Incyte Corp. *	23,448	2,952,338
TESARO, Inc. *	4,241	593,146
Vertex Pharmaceuticals, Inc. *	39,194	5,050,931
		17,199,007
BUILDING PRODUCTS—0.5%
Fortune Brands Home & Security, Inc.	19,582	1,277,530
CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	109,716	4,270,147
COMMUNICATIONS EQUIPMENT—0.4%
Cisco Systems, Inc.	36,925	1,155,753
CONSTRUCTION MATERIALS—0.9%
Vulcan Materials Co.	17,945	2,273,273
CONSUMER FINANCE—2.5%
LendingClub Corp. *	1,191,077	6,562,834
DATA PROCESSING & OUTSOURCED SERVICES—4.0%
Fiserv, Inc. *	24,158	2,955,490
Visa, Inc. , Cl. A	78,279	7,341,004
		10,296,494
DIVERSIFIED REAL ESTATE ACTIVITIES—0.4%
Five Point Holdings LLC*	68,131	1,005,614
FINANCIAL EXCHANGES & DATA—4.6%
CME Group, Inc.	9,112	1,141,187
IntercontinentalExchange Group, Inc.	81,808	5,392,783
MarketAxess Holdings, Inc.	27,019	5,433,521
		11,967,491
HEALTH CARE EQUIPMENT—5.4%
ABIOMED, Inc. *	17,640	2,527,812

THE ALGER PORTFOLIOS | ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT. )	SHARES	VALUE
HEALTH CARE EQUIPMENT—(CONT. )
Danaher Corp.	44,524	$3,757,380
DexCom, Inc. *	41,296	3,020,803
Intuitive Surgical, Inc. *	5,090	4,761,033
		14,067,028
HEALTH CARE TECHNOLOGY—2.9%
Medidata Solutions, Inc. *	46,021	3,598,842
Veeva Systems, Inc. , Cl. A*	64,747	3,969,639
		7,568,481
HOME ENTERTAINMENT SOFTWARE—1.5%
Electronic Arts, Inc. *	23,491	2,483,468
Take-Two Interactive Software, Inc. *	17,560	1,288,553
		3,772,021
HOME IMPROVEMENT RETAIL—0.8%
The Home Depot, Inc.	13,189	2,023,193
HOTELS RESORTS & CRUISE LINES—0.8%
Norwegian Cruise Line Holdings Ltd. *	39,812	2,161,393
INTERNET RETAIL—7.9%
Amazon. com, Inc. *	12,947	12,532,696
Expedia, Inc.	23,911	3,561,544
NetFlix, Inc. *	29,664	4,432,098
		20,526,338
INTERNET SOFTWARE & SERVICES—10.3%
Alphabet, Inc. , Cl. C*	15,116	13,736,363
Altaba, Inc. *	23,812	1,297,278
Facebook, Inc. , Cl. A*	75,978	11,471,158
Palantir Technologies, Inc. , Cl. A*,@	25,072	152,438
		26,657,237
LIFE SCIENCES TOOLS & SERVICES—3.3%
Bio-Techne Corp.	45,809	5,382,557
Illumina, Inc. *	18,351	3,184,266
		8,566,823
MANAGED HEALTH CARE—1.3%
UnitedHealth Group, Inc.	17,547	3,253,565
MOVIES & ENTERTAINMENT—0.9%
The Walt Disney Co.	22,104	2,348,550
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	18,604	794,577
ProPetro Holding Corp. *	39,784	555,384
		1,349,961
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Parsley Energy, Inc. , Cl. A*	53,148	1,474,857
PERSONAL PRODUCTS—0.7%
The Estee Lauder Companies, Inc. , Cl. A	18,726	1,797,321
PHARMACEUTICALS—0.9%
Zoetis, Inc.	37,293	2,326,337
RESTAURANTS—2.8%
McDonald's Corp.	22,817	3,494,652

THE ALGER PORTFOLIOS | ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT. )	SHARES	VALUE
RESTAURANTS—(CONT. )
Shake Shack, Inc. , Cl. A*	110,213	$3,844,229
		7,338,881
SEMICONDUCTOR EQUIPMENT—1.0%
Applied Materials, Inc.	64,599	2,668,585
SEMICONDUCTORS—2.5%
Cavium Networks, Inc. *	20,220	1,256,268
Microchip Technology, Inc.	34,821	2,687,485
Micron Technology, Inc. *	40,912	1,221,632
Skyworks Solutions, Inc.	12,428	1,192,467
		6,357,852
SPECIALTY CHEMICALS—0.5%
Ecolab, Inc.	8,847	1,174,439
SYSTEMS SOFTWARE—6.8%
Choicestream, Inc. *,@,(a)	15,490	–
Microsoft Corp.	183,944	12,679,260
Proofpoint, Inc. *	14,455	1,255,127
Red Hat, Inc. *	13,301	1,273,571
ServiceNow, Inc. *	22,312	2,365,072
		17,573,030
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—9.5%
Apple, Inc.	133,319	19,200,602
Western Digital Corp.	62,788	5,563,017
		24,763,619
TOBACCO—1.2%
Philip Morris International, Inc.	26,325	3,091,871
WIRELESS TELECOMMUNICATION SERVICES—0.4%
T-Mobile US, Inc. *	18,943	1,148,325
TOTAL COMMON STOCKS
(Cost $220,177,133)		249,769,982
PREFERRED STOCKS—0.6%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc. , Cl. B*,@	102,250	621,680
Palantir Technologies, Inc. , Cl. D*,@	13,322	80,998
		702,678
PHARMACEUTICALS—0.3%
Intarcia Therapeutics, Inc. , Series DD*,@	13,642	783,187
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Cl. A*,@,(a)	133,576	–
Choicestream, Inc. , Cl. B*,@,(a)	284,863	–
		–
TOTAL PREFERRED STOCKS
(Cost $1,482,764)		1,485,865
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26@,(a)	39,603	–
(Cost $39,564)		–

THE ALGER PORTFOLIOS | ALGER LARGE CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2017 (Unaudited) (Continued)

MASTER LIMITED PARTNERSHIP—1.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	91,538	$3,052,792
(Cost $2,555,642)		3,052,792
REAL ESTATE INVESTMENT TRUST—0.9%	SHARES	VALUE
SPECIALIZED—0.9%
Crown Castle International Corp.	22,699	2,273,986
(Cost $2,049,163)		2,273,986
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/05/18@,(a)	39,603	–
(Cost $40)		–
Total Investments
(Cost $226,304,306)(b)	98.9%	256,582,625
Other Assets in Excess of Liabilities	1.1%	2,865,028
NET ASSETS	100.0%	$259,447,653

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities Note 11.
(b) At June 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $231,827,158, amounted to $24,755,467 which consisted of aggregate gross unrealized appreciation of $31,650,430 and aggregate gross unrealized depreciation of $6,894,963.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	6/30/2017
Choicestream, Inc.	03/14/14	$4,492	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/05/18	08/04/16	40	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	39,564	0.02%	0	0.00%
Choicestream, Inc. , Cl. A	12/17/13	106,819	0.03%	0	0.00%
Choicestream, Inc. , Cl. B	07/10/14	170,918	0.05%	0	0.00%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	441,864	0.14%	783,187	0.30%
Palantir Technologies, Inc. , Cl. A	10/07/14	163,143	0.05%	152,438	0.06%
Palantir Technologies, Inc. , Cl. B	10/07/14	675,201	0.22%	621,680	0.24%
Palantir Technologies, Inc. , Cl. D	10/14/14	87,963	0.03%	80,998	0.03%
Total				$1,638,303	0.63%

See Notes to Financial Statements

ALGER LARGE CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2017 (Unaudited)

Alger Large Cap
Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedule of investments	$256,582,625
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	0
Cash and cash equivalents	53,405
Receivable for investment securities sold	6,775,513
Receivable for shares of beneficial interest sold	60,539
Dividends and interest receivable	121,339
Prepaid expenses	25,246
Total Assets	263,618,667

LIABILITIES:
Payable for investment securities purchased	3,843,061
Payable for shares of beneficial interest redeemed	57,024
Accrued investment advisory fees	154,768
Accrued transfer agent fees	8,020
Accrued distribution fees	1,178
Accrued administrative fees	5,995
Accrued shareholder administrative fees	2,180
Accrued other expenses	98,788
Total Liabilities	4,171,014
NET ASSETS	$259,447,653

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	224,680,611
Undistributed net investment income	104,708
Undistributed net realized gain	4,384,015
Net unrealized appreciation on investments	30,278,319
NET ASSETS	$259,447,653
* Identified cost	$225,982,474
** Identified cost	$321,832
See Notes to Financial Statements.

ALGER LARGE CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2017 (Unaudited) (Continued)

Alger Large Cap
Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$253,851,198
Class S	$5,596,455

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	4,156,722
Class S	93,615

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$61.07
Class S — Net Asset Value Per Share Class S	$59.78
See Notes to Financial Statements.

ALGER LARGE CAP GROWTH PORTFOLIO
Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Alger Large Cap
Growth Portfolio
INCOME:
Dividends	$1,235,028
Total Income	1,235,028

EXPENSES:
Advisory fees — Note 3(a)	907,566
Distribution fees — Note 3(c)
Class S	6,813
Shareholder administrative fees — Note 3(f)	12,783
Administration fees — Note 3(b)	35,153
Custodian fees	26,395
Interest expenses	1,148
Transfer agent fees and expenses — Note 3(f)	25,570
Printing fees	35,250
Professional fees	47,613
Registration fees	1,480
Trustee fees — Note 3(g)	5,444
Fund accounting fees	16,824
Miscellaneous	8,281
Total Expenses	1,130,320
NET INVESTMENT INCOME	104,708

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	25,604,098
Net realized (loss) on foreign currency transactions	(1)
Net change in unrealized appreciation on investments and foreign currency	12,016,810
Net realized and unrealized gain on investments and foreign currency	37,620,907
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,725,615
See Notes to Financial Statements.

ALGER LARGE CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets (Unaudited)

	Alger Large Cap Growth Portfolio
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016

Net investment income	$104,708	$43,879
Net realized gain (loss) on investments and foreign currency	25,604,097	(9,035,560)
Net change in unrealized appreciation on investments and
foreign currency	12,016,810	5,302,758
Net increase (decrease) in net assets resulting from operations	37,725,615	(3,688,923)

Dividends and distributions to shareholders from:
Net realized gains:
Class I-2	—	(866,808)
Class S	—	(19,130)
Total dividends and distributions to shareholders	—	(885,938)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(19,599,888)	(41,399,097)
Class S	(324,289)	(523,144)
Net decrease from shares of beneficial interest transactions
— Note 6	(19,924,177)	(41,922,241)
Total increase (decrease)	17,801,438	(46,497,102)

Net Assets:
Beginning of period	241,646,215	288,143,317
END OF PERIOD	$259,447,653	$241,646,215
Undistributed net investment income (accumulated loss)	$(309,393)	$—
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Large Cap Growth Portfolio			Class I-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2017 (i)	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net asset value, beginning of period	$52.63	$53.26	$58.75	$62.80	$46.82	$43.13
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.03	0.01	0.08	0.04	0.19	0.59
Net realized and unrealized gain (loss)
on investments	8.41	(0.45)	1.04	6.91	16.23	3.65
Total from investment operations	8.44	(0.44)	1.12	6.95	16.42	4.24
Dividends from net investment income	–	–	–	(0.11)	(0.44)	(0.55)
Distributions from net realized gains	–	(0.19)	(6.61)	(10.89)	–	–
Net asset value, end of period	$61.07	$52.63	$53.26	$58.75	$62.80	$46.82
Total return	16.04%	(0.83)%	1.72%	10.99%	35.08%	9.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$253,851	$236,518	$282,390	$308,933	$312,953	$277,121
Ratio of net expenses to average net
assets	0.89%	0.88%	0.86%	0.86%	0.88%	0.87%
Ratio of net investment income (loss) to
average net assets	0.09%	0.03%	0.13%	0.07%	0.35%	1.28%
Portfolio turnover rate	120.24%	249.81%	239.46%	230.73%	220.66%	154.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Large Cap Growth Portfolio			Class S
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2017 (i)	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net asset value, beginning of period	$51.62	$52.44	$58.15	$62.40	$46.46	$42.58
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.08)	(0.18)	(0.14)	(0.21)	(0.01)	0.36
Net realized and unrealized gain (loss)
on investments	8.24	(0.45)	1.04	6.85	16.08	3.62
Total from investment operations	8.16	(0.63)	0.90	6.64	16.07	3.98
Dividends from net investment income	–	–	–	–	(0.13)	(0.10)
Distributions from net realized gains	–	(0.19)	(6.61)	(10.89)	–	–
Net asset value, end of period	$59.78	$51.62	$52.44	$58.15	$62.40	$46.46
Total return	15.81%	(1.20)%	1.35%	10.56%	34.57%	9.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,597	$5,128	$5,753	$6,407	$5,175	$4,996
Ratio of net expenses to average net
assets	1.27%	1.27%	1.21%	1.25%	1.25%	1.31%
Ratio of net investment income (loss) to
average net assets	(0.28)%	(0.36)%	(0.23)%	(0.32)%	(0.01)%	0.78%
Portfolio turnover rate	120.24%	249.81%	239.46%	230.73%	220.66%	154.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Large Cap Growth
Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments of the Portfolio are valued on each day the New York
Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m.
Eastern time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Portfolio’s investments, as presented in the accompanying
Schedule of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-
classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment advisor, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own as-
sumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment advisor.
The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.
Dividends from net investment income are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2013-2016. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Large
Cap Growth
Portfolio(a)	0.710%	0.600%	0.710%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.
(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, Incorporated, the Fund’s
distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of .25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the
Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Brokerage Commissions: During the six months ended June 30, 2017, the Portfolio paid
Alger Inc. $72,707, in connection with securities transactions.
(e) Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2017.
During the six months ended June 30, 2017, the Portfolio incurred interest expense of
$469 in connection with interfund loans which is included in the interest expenses in the accompanying Statement of Operations.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolio compensates Alger Management at the annual rate of
0.01% of the average daily net assets for these services.
(g) Trustee Fees: Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Portfolio, The Alger Institutional
Funds, The Alger Funds II, The Alger Funds and Alger Global Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex.
(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. For the six months ended June 30, 2017, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger Large Cap Growth Portfolio	$1,577,931	–	–

(i) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2017, were as follows:

	PURCHASES	SALES
Alger Large Cap Growth Portfolio	$304,740,203	$326,006,469

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:
The Portfolio may borrow from its custodian on an uncommitted basis. The Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(e). For the six months ended June 30, 2017, the Portfolio had the following borrowings from its custodian and other funds:

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Large Cap Growth Portfolio	$101,215	2.25%

The highest amount borrowed from its custodian and other funds during the six months ended June 30, 2017, for the Portfolio was as follows:

HIGHEST BORROWING
Alger Large Cap Growth Portfolio	$2,811,000

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the six months ended June 30, 2017 and the year ended December 31, 2016, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	JUNE 30, 2017		DECEMBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	138,046	$8,003,715	178,258	$9,085,630
Dividends reinvested	—	—	16,136	866,808
Shares redeemed	(474,887)	(27,603,426)	(1,002,918)	(51,351,535)
Net decrease	(336,841)	$(19,599,711)	(808,524)	$(41,399,097)
Class S:
Shares sold	1,647	$95,766	4,945	$255,436
Dividends reinvested	—	—	363	19,130
Shares redeemed	(7,378)	(420,055)	(15,673)	(797,710)
Net decrease	(5,731)	$(324,289)	(10,365)	$(523,144)

NOTE 7 — Income Tax Information:
At December 31, 2016, the Portfolio, for federal income tax purposes, had capital loss carryforwards of $15,697,230. These amounts will not be subject to expiration under the
Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until its utilization.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation)
is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2017, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$45,012,949	$45,012,949	—	—
Consumer Staples	4,889,192	4,889,192	—	—
Energy	2,824,818	2,824,818	—	—
Financials	20,990,041	20,990,041	—	—
Health Care	52,981,241	52,981,241	—	—
Industrials	7,777,173	7,777,173	—	—
Information Technology	109,692,917	109,540,479	—	152,438	*
Materials	3,447,712	3,447,712	—	—
Real Estate	1,005,614	1,005,614	—	—
Telecommunication Services	1,148,325	1,148,325	—	—
TOTAL COMMON STOCKS	$249,769,982	$249,617,544	—	$152,438
CORPORATE BONDS			—
Information Technology	—	—	—	— *
MASTER LIMITED PARTNERSHIP			—
Financials	3,052,792	3,052,792	—	—
PREFERRED STOCKS			—
Health Care	783,187	—	—	783,187
Information Technology	702,678	—	—	702,678	*
TOTAL PREFERRED STOCKS	$1,485,865	—	—	$1,485,865
REAL ESTATE INVESTMENT TRUST			—
Real Estate	2,273,986	2,273,986	—	—
WARRANTS			—
Information Technology	—	—	—	— *
TOTAL INVESTMENTS IN			—
SECURITIES	$256,582,625	$254,944,322	—	$1,638,303

* The Portfolio’s shares of Choicestream Inc. common stock, Class A and Class B preferred stock, corporate bonds and warrants are classified as Level 3 investments and are fair valued at zero as of June 30, 2017.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2017	$152,438
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales
Purchases	–
Sales	–
Closing balance at June 30, 2017	152,438
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2017	$—

Alger Large Cap Growth Portfolio	Corporate Bonds
Opening balance at January 1, 2017	$39,603
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(39,603)
Purchases and sales
Purchases	–
Sales	–
Closing balance at June 30, 2017	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2017	$(39,603)

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2017	$1,645,885
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(160,020)
Purchases and sales
Purchases	–
Sales	–
Closing balance at June 30, 2017	1,485,865
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2017	$(160,020)

Alger Large Cap Growth Portfolio	Warrants
Opening balance at January 1, 2017	$38,811
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(38,811)
Purchases and sales
Purchases	–
Sales	–
Closing balance at June 30, 2017	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2017	$(38,811)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	June 30, 2017	Methodology	Input	Range	Average
Alger Large Cap Growth Portfolio
Common Stocks	$152,438	Income	Revenue Multiple	9x-17x	N/A
		Approach	Discount Rate	20-40%	20%
			Scenario Probability	10-50%	N/A
			Time to Exit	0.6-2.6 Years	N/A
Preferred Stocks	702,678	Income	Revenue Multiple	9x-17x	N/A
		Approach	Discount Rate	20-40%	20%
			Scenario Probability	10-50%	N/A
			Time to Exit	0.6-2.6 Years	N/A
Preferred Stocks	783,187	Market	Scenario Probability	80 to 100%	N/A
		Approach
			Time to Exit	2.0 Years	N/A
			Volatility	88.3%	N/A
Corporate Bonds	0	Income	Discount Rate	40%	N/A
		Approach
Warrants	0	Income	Discount Rate	40%	N/A
		Approach

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On June 30, 2017 there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2017, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Large Cap Growth Portfolio	$53,405	—	$53,405	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 –
Derivatives and Hedging requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments for the six months ended June 30, 2017.

NOTE 10 — Risks:
As of June 30, 2017, the Portfolio invested a significant portion of its assets in securities in the Health Care and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities. The Portfolio is a diversified fund, and does not concentrate in any industry. Sector and industry weightings will vary.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the
Portfolio.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Portfolio invests in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Portfolio may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Portfolio may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Portfolio to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended June 30, 2017. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	June 30,	Interest	Gain	June 30,
Security	2016	Conversion	Conversion	2017	Income	(Loss)	2017
Alger Large Cap Growth Portfolio
Common Stocks
Choicestream, Inc. *	15,490	–	–	15,490	–	–	$0
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	418,439	–	–	418,439	–	–	0
Corporate Bonds
Choicestream, Inc. ,
11.0%, 8/05/18*	39,603	–	–	39,603	–	–	0
Warrants
Choicestream, Inc. ,	39,603	–	–	39,603	–	–	0

* Non-income producing security

NOTE 12 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to June
30, 2017 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable;
and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2017 and ending June 30, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		January 1, 2017	June 30, 2017	June 30, 2017(a)	June 30, 2017(b)
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,160.37	$4.71	0.89%
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.89
Class S	Actual	1,000.00	1,158.08	6.69	1.27
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.27

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U. S. Consumer Privacy Notice		Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
• When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
creditworthiness
For our affiliates’ everyday business purposes	No	We don’t share
— information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter. The Portfolio’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure.
This agreement must be approved by the Portfolio’s Chief Compliance Officer, President,
Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure,

THE ALGER PORTFOLIOS | Alger Large Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the
Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High
Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger Large
Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOYINK

LargeCapSAR

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.Investments.

Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Large Cap Growth Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: August 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: August 15, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 15, 2017